Exhibit (d.2)

Schedule A

to the Investment Advisory Agreements between

BlackRock Fund Advisors (“BFA”) and

iShares Trust, iShares U.S. ETF Trust and iShares, Inc.

(collectively, the “Companies” and each series thereof, a “Fund”)

As of July 31, 2026

This Schedule A is appended to the following agreements as described herein:

(1)	The Investment Advisory Agreement dated December 1, 2009 between BFA and iShares, Inc. with respect to each series of iShares, Inc. included herein (“Inc. IMA”);

(2)	The Investment Advisory Agreement dated December 1, 2009 between BFA and iShares Trust with respect to each series of iShares Trust included herein (“Trust IMA”);

(3)

The Investment Advisory Agreement dated December 6, 2011 between BFA and iShares U.S. ETF Trust with respect to each series of iShares U.S. ETF Trust included herein except the Commodity ETFs, as defined below, (“ETF Trust 2011 IMA”); and

(4)

The Investment Advisory Agreement dated June 13, 2014 between BFA and iShares U.S. ETF Trust with respect to its following series iShares Bloomberg Roll Select Commodity Strategy ETF, iShares GSCI Commodity Dynamic Roll Strategy ETF, and iShares Transition-Enabling Metals ETF, which are collectively referred to as the Commodity ETFs (“ETF Trust 2014 IMA”).

The Inc. IMA, Trust IMA, ETF Trust 2011 IMA, ETF Trust 2014 IMA are each referred to herein as an “IMA” and collectively as the “IMAs.” Although BFA and each Company’s Board have approved this Schedule A in the form of a master schedule to the IMAs for administrative convenience, except as expressly provided in this Schedule, this Schedule shall create a separate agreement for each Fund with respect to such Fund’s IMA as though BFA had executed a separate Schedule with that Company on behalf of the Fund. For the avoidance of doubt, only those terms included in each Fund’s IMA are applicable to such Fund. The fee calculations applicable to the Funds vary, such that certain Funds pay BFA based on various calculations, including, in some cases, breakpoint fees based on a fund’s particular grouping with certain other Funds (a “Fund Group”), as described further herein. In some instances, certain funds within a Fund Group may be party to a different IMA than the other Funds in the same Fund Group.

For its investment advisory services to each Fund in the table below, BFA is entitled to an annual investment advisory fee equal to the rate indicated below of the average daily value of each Fund’s net assets.

Fund	Annual Rate
iShares 0-1 Year TIPS Bond ETF	0.09%
iShares 0–1 Year Treasury Bond ETF	0.15%
iShares 0-3 Month Treasury Bond ETF	0.09%
iShares 0-5 Year High Yield Corporate Bond ETF	0.30%
iShares 0-5 Year Investment Grade Corporate Bond ETF	0.06%
iShares 0-5 Year TIPS Bond ETF	0.03%

iShares 10-20 Year Treasury Bond ETF	0.15%
iShares 1-3 Year International Treasury Bond ETF	0.35%
iShares 1-3 Year Treasury Bond ETF	0.15%
iShares 1-10 Year Treasury Bond ETF	0.05%
iShares 20+ Year Treasury Bond BuyWrite Strategy ETF	0.20%
iShares 20+ Year Treasury Bond ETF	0.15%
iShares 25+ Year Treasury STRIPS Bond ETF	0.15%
iShares 3-7 Year Treasury Bond ETF	0.15%
iShares 7-10 Year Treasury Bond ETF	0.15%
iShares Aaa - A Rated Corporate Bond ETF	0.15%
iShares Agency Bond ETF	0.15%
iShares Asia 50 ETF	0.50%
iShares Asia/Pacific Dividend ETF	0.49%
iShares BB Rated Corporate Bond ETF	0.25%
iShares BBB Rated Corporate Bond ETF	0.15%
iShares Blockchain and Tech ETF	0.47%
iShares Bloomberg Roll Select Commodity Strategy ETF	0.28%
iShares Breakthrough Environmental Solutions ETF	0.47%
iShares Broad USD Floating Rate Loan ETF	0.40%
iShares Broad USD High Yield Corporate Bond ETF	0.08%
iShares Broad USD Investment Grade Corporate Bond ETF	0.04%
iShares California Muni Bond ETF	0.08%
iShares Climate Conscious & Transition MSCI USA ETF	0.08%
iShares CMBS ETF	0.25%
iShares Convertible Bond ETF	0.20%
iShares Copper and Metals Mining ETF	0.47%
iShares Core 10+ Year USD Bond ETF	0.06%
iShares Core 1-5 Year USD Bond ETF	0.06%
iShares Core 5-10 Year USD Bond ETF	0.06%
iShares Core 30/70 Conservative Allocation ETF	0.15%
iShares Core 40/60 Moderate Allocation ETF	0.15%
iShares Core 60/40 Balanced Allocation ETF	0.15%
iShares Core 80/20 Aggressive Allocation ETF	0.15%
iShares Core Dividend ETF	0.05%
iShares Core Dividend Growth ETF	0.08%
iShares Core High Dividend ETF	0.08%
iShares Core International Aggregate Bond ETF	0.07%
iShares Core MSCI EAFE ETF	0.07%
iShares Core MSCI Emerging Markets ETF	0.09%
iShares Core MSCI Europe ETF	0.09%
iShares Core MSCI International Developed Markets ETF	0.04%
iShares Core MSCI Pacific ETF	0.09%
iShares Core MSCI Total International Stock ETF	0.07%
iShares Core S&P 500 ETF	0.03%
iShares Core S&P Mid-Cap ETF	0.05%
iShares Core S&P Small-Cap ETF	0.06%
iShares Core S&P Total U.S. Stock Market ETF	0.03%
iShares Core S&P U.S. Growth ETF	0.04%

iShares Core S&P U.S. Value ETF	0.04%
iShares Core U.S. Aggregate Bond ETF	0.03%
iShares Core U.S. REIT ETF	0.08%
iShares Core Universal USD Bond ETF	0.06%
iShares Currency Hedged MSCI ACWI ex U.S. ETF	0.38%
iShares Currency Hedged MSCI EAFE ETF	0.38%
iShares Currency Hedged MSCI EAFE Small-Cap ETF	0.43%
iShares Currency Hedged MSCI Emerging Markets ETF	0.78%
iShares Currency Hedged MSCI Eurozone ETF	0.62%
iShares Currency Hedged MSCI Japan ETF	0.53%
iShares Cybersecurity and Tech ETF	0.47%
iShares Dow Jones U.S. ETF	0.20%
iShares Emerging Markets Dividend ETF	0.49%
iShares Emerging Markets Equity Factor ETF	0.25%
iShares Emerging Markets Infrastructure ETF	0.60%
iShares Energy Storage & Materials ETF	0.47%
iShares Environmental Infrastructure and Industrials ETF	0.47%
iShares Environmentally Aware Real Estate ETF	0.30%
iShares ESG Advanced High Yield Corporate Bond ETF	0.35%
iShares ESG Advanced MSCI EAFE ETF	0.12%
iShares ESG Advanced MSCI EM ETF	0.16%
iShares ESG Advanced MSCI USA ETF	0.10%
iShares ESG Advanced Universal USD Bond ETF	0.12%
iShares ESG Aware 1-5 Year USD Corporate Bond ETF	0.12%
iShares ESG Aware 30/70 Conservative Allocation ETF	0.18%
iShares ESG Aware 40/60 Moderate Allocation ETF	0.18%
iShares ESG Aware 60/40 Balanced Allocation ETF	0.18%
iShares ESG Aware 80/20 Aggressive Allocation ETF	0.18%
iShares ESG Aware MSCI EAFE ETF	0.20%
iShares ESG Aware MSCI EM ETF	0.25%
iShares ESG Aware MSCI USA ETF	0.15%
iShares ESG Aware MSCI USA Growth ETF	0.18%
iShares ESG Aware MSCI USA Small-Cap ETF	0.17%
iShares ESG Aware MSCI USA Value ETF	0.18%
iShares ESG Aware U.S. Aggregate Bond ETF	0.10%
iShares ESG Aware USD Corporate Bond ETF	0.18%
iShares ESG MSCI EM Leaders ETF	0.16%
iShares ESG MSCI KLD 400 ETF	0.25%
iShares ESG MSCI USA Leaders ETF	0.10%
iShares ESG Optimized MSCI USA ETF	0.25%
iShares ESG Optimized MSCI USA Min Vol Factor ETF	0.18%
iShares ESG Select Screened S&P 500 ETF	0.08%
iShares ESG Select Screened S&P Mid-Cap ETF	0.12%
iShares ESG Select Screened S&P Small-Cap ETF	0.12%
iShares Euro High Yield Corporate Bond USD Hedged ETF	0.35%
iShares Euro Investment Grade Corporate Bond USD Hedged ETF	0.18%
iShares Fallen Angels USD Bond ETF	0.25%
iShares Floating Rate Bond ETF	0.15%

iShares Future AI & Tech ETF	0.47%
iShares Future Metaverse Tech and Communications ETF	0.47%
iShares Genomics Immunology and Healthcare ETF	0.47%
iShares Global 100 ETF	0.40%
iShares Global Equity Factor ETF	0.20%
iShares Global REIT ETF	0.14%
iShares GNMA Bond ETF	0.10%
iShares Government/Credit Bond ETF	0.20%
iShares GSCI Commodity Dynamic Roll Strategy ETF	0.48%
iShares High Yield Corporate Bond BuyWrite Strategy ETF	0.20%
iShares High Yield Systematic Bond ETF	0.35%
iShares iBonds 1-5 Year Corporate Ladder ETF	0.00%
iShares iBonds 1-5 Year High Yield and Income Ladder ETF	0.00%
iShares iBonds 1-5 Year TIPS Ladder ETF	0.00%
iShares iBonds 1-5 Year Treasury Ladder ETF	0.00%
iShares iBonds 2026 Term High Yield and Income ETF	0.35%
iShares iBonds 2027 Term High Yield and Income ETF	0.35%
iShares iBonds 2028 Term High Yield and Income ETF	0.35%
iShares iBonds 2029 Term High Yield and Income ETF	0.35%
iShares iBonds 2030 Term High Yield and Income ETF	0.35%
iShares iBonds 2031 Term High Yield and Income ETF	0.35%
iShares iBonds 2032 Term High Yield and Income ETF	0.35%
Shares iBonds 2033 Term High Yield and Income ETF	0.35%
iShares iBonds Dec 2026 Term Corporate ETF	0.10%
iShares iBonds Dec 2026 Term Muni Bond ETF	0.10%
iShares iBonds Dec 2026 Term Treasury ETF	0.07%
iShares iBonds Dec 2027 Term Corporate ETF	0.10%
iShares iBonds Dec 2027 Term Muni Bond ETF	0.10%
iShares iBonds Dec 2027 Term Treasury ETF	0.07%
iShares iBonds Dec 2028 Term Corporate ETF	0.10%
iShares iBonds Dec 2028 Term Muni Bond ETF	0.10%
iShares iBonds Dec 2028 Term Treasury ETF	0.07%
iShares iBonds Dec 2029 Term Corporate ETF	0.10%
iShares iBonds Dec 2029 Term Muni Bond ETF	0.10%
iShares iBonds Dec 2029 Term Treasury ETF	0.07%
iShares iBonds Dec 2030 Term Corporate ETF	0.10%
iShares iBonds Dec 2030 Term Muni Bond ETF	0.10%
iShares iBonds Dec 2030 Term Treasury ETF	0.07%
iShares iBonds Dec 2031 Term Corporate ETF	0.10%
iShares iBonds Dec 2031 Term Muni Bond ETF	0.10%
iShares iBonds Dec 2031 Term Treasury ETF	0.07%
iShares iBonds Dec 2032 Term Corporate ETF	0.10%
iShares iBonds Dec 2032 Term Muni Bond ETF	0.10%
iShares iBonds Dec 2032 Term Treasury ETF	0.07%
iShares iBonds Dec 2033 Term Corporate ETF	0.10%
iShares iBonds Dec 2033 Term Muni Bond ETF	0.10%
iShares iBonds Dec 2033 Term Treasury ETF	0.07%
iShares iBonds Dec 2034 Term Corporate ETF	0.10%

iShares iBonds Dec 2034 Term Muni Bond ETF	0.10%
iShares iBonds Dec 2034 Term Treasury ETF	0.07%
iShares iBonds Dec 2035 Term Corporate ETF	0.10%
iShares iBonds Dec 2035 Term Muni Bond ETF	0.10%
iShares iBonds Dec 2035 Term Treasury ETF	0.07%
iShares iBonds Dec 2036 Term Corporate ETF	0.10%
iShares iBonds Dec 2036 Term Treasury ETF	0.07%
iShares iBonds Dec 2044 Term Treasury ETF	0.07%
iShares iBonds Dec 2045 Term Treasury ETF	0.07%
iShares iBonds Dec 2046 Term Treasury ETF	0.07%
iShares iBonds Dec 2054 Term Treasury ETF	0.07%
iShares iBonds Dec 2055 Term Treasury ETF	0.07%
iShares iBonds Dec 2056 Term Treasury ETF	0.07%
iShares iBonds Oct 2026 Term TIPS ETF	0.10%
iShares iBonds Oct 2027 Term TIPS ETF	0.10%
iShares iBonds Oct 2028 Term TIPS ETF	0.10%
iShares iBonds Oct 2029 Term TIPS ETF	0.10%
iShares iBonds Oct 2030 Term TIPS ETF	0.10%
iShares iBonds Oct 2031 Term TIPS ETF	0.10%
iShares iBonds Oct 2032 Term TIPS ETF	0.10%
iShares iBonds Oct 2033 Term TIPS ETF	0.10%
iShares iBonds Oct 2034 Term TIPS ETF	0.10%
iShares iBonds Oct 2035 Term TIPS ETF	0.10%
iShares iBonds Oct 2036 Term TIPS ETF	0.10%
iShares India 50 ETF	0.65%
iShares Inflation Hedged Corporate Bond ETF	0.20%
iShares Interest Rate Hedged Corporate Bond ETF	0.30%
iShares Interest Rate Hedged High Yield Bond ETF	0.65%
iShares Interest Rate Hedged Long-Term Corporate Bond ETF	0.35%
iShares Interest Rate Hedged U.S. Aggregate Bond ETF	0.13%
iShares Intermediate Government/Credit Bond ETF	0.20%
iShares International Developed Real Estate ETF	0.48%
iShares International Developed Small Cap Value Factor ETF	0.30%
iShares International Dividend Growth ETF	0.15%
iShares International Equity Factor ETF	0.15%
iShares International Small-Cap Equity Factor ETF	0.23%
iShares International Treasury Bond ETF	0.35%
iShares Investment Grade Corporate Bond BuyWrite Strategy ETF	0.20%
iShares Investment Grade Systematic Bond ETF	0.18%
iShares J.P. Morgan Broad USD Emerging Markets Bond ETF	0.15%
iShares J.P. Morgan EM Corporate Bond ETF	0.50%
iShares J.P. Morgan EM High Yield Bond ETF	0.50%
iShares J.P. Morgan EM Local Currency Bond ETF	0.30%
iShares JPX-Nikkei 400 ETF	0.48%
iShares Large Cap 10% Target Buffer Mar ETF	0.50%
iShares Large Cap 10% Target Buffer Jun ETF	0.50%
iShares Large Cap 10% Target Buffer Sep ETF	0.50%
iShares Large Cap 10% Target Buffer Dec ETF	0.50%

iShares Large Cap Accelerated Outcome ETF	0.50%
iShares Large Cap Max Buffer Dec ETF	0.50%
iShares Large Cap Max Buffer Jun ETF	0.50%
iShares Large Cap Max Buffer Mar ETF	0.50%
iShares Large Cap Max Buffer Sep ETF	0.50%
iShares LifePath Retirement ETF	0.00%
iShares LifePath Target Date 2030 ETF	0.00%
iShares LifePath Target Date 2035 ETF	0.00%
iShares LifePath Target Date 2040 ETF	0.00%
iShares LifePath Target Date 2045 ETF	0.00%
iShares LifePath Target Date 2050 ETF	0.00%
iShares LifePath Target Date 2055 ETF	0.00%
iShares LifePath Target Date 2060 ETF	0.00%
iShares LifePath Target Date 2065 ETF	0.00%
iShares LifePath Target Date 2070 ETF	0.00%
iShares Lithium Miners and Producers ETF	0.47%
iShares Long-Term National Muni Bond ETF	0.09%
iShares Low Carbon Optimized MSCI ACWI ETF	0.20%
iShares Micro-Cap ETF	0.60%
iShares Morningstar Growth ETF	0.04%
iShares Morningstar Mid-Cap ETF	0.04%
iShares Morningstar Mid-Cap Growth ETF	0.06%
iShares Morningstar Mid-Cap Value ETF	0.06%
iShares Morningstar Multi-Asset Income ETF	0.25%
iShares Morningstar Small-Cap ETF	0.04%
iShares Morningstar Small-Cap Growth ETF	0.06%
iShares Morningstar Small-Cap Value ETF	0.06%
iShares Morningstar U.S. Equity ETF	0.03%
iShares Morningstar Value ETF	0.04%
iShares Mortgage Real Estate ETF	0.48%
iShares MSCI Agriculture Producers ETF	0.39%
iShares MSCI China A ETF	0.60%
iShares MSCI China Multisector Tech ETF	0.59%
iShares MSCI Denmark ETF	0.53%
iShares MSCI Emerging Markets Asia ETF	0.49%
iShares MSCI Emerging Markets ex China ETF	0.25%
iShares MSCI Emerging Markets Quality Factor ETF	0.35%
iShares MSCI Emerging Markets Value Factor ETF	0.35%
iShares MSCI Europe Financials ETF	0.48%
iShares MSCI Europe Small-Cap ETF	0.40%
iShares MSCI Finland ETF	0.53%
iShares MSCI Global Gold Miners ETF	0.39%
iShares MSCI Global Metals & Mining Producers ETF	0.39%
iShares MSCI Global Quality Factor ETF	0.20%
iShares MSCI Global Silver and Metals Miners ETF	0.39%
iShares MSCI Global Sustainable Development Goals ETF	0.49%
iShares MSCI India Small-Cap ETF	0.74%
iShares MSCI Intl Momentum Factor ETF	0.30%

iShares MSCI Intl Quality Factor ETF	0.30%
iShares MSCI Intl Value Factor ETF	0.30%
iShares MSCI Japan Value ETF	0.15%
iShares MSCI Kokusai ETF	0.25%
iShares MSCI Kuwait ETF	0.74%
iShares MSCI Norway ETF	0.53%
iShares MSCI Saudi Arabia ETF	0.74%
iShares MSCI United Kingdom Small-Cap ETF	0.59%
iShares MSCI USA Equal Weighted ETF	0.09%
iShares MSCI USA Min Vol Factor ETF	0.15%
iShares MSCI USA Momentum Factor ETF	0.15%
iShares MSCI USA Quality Factor ETF	0.15%
iShares MSCI USA Quality GARP ETF	0.15%
iShares MSCI USA Size Factor ETF	0.15%
iShares MSCI USA Small-Cap Min Vol Factor ETF	0.20%
iShares MSCI USA Small-Cap Quality Factor ETF	0.20%
iShares MSCI USA Value Factor ETF	0.15%
iShares MSCI World ETF	0.24%
iShares MSCI World Small-Cap ETF	0.30%
iShares Nasdaq 100 ETF	0.12%
iShares Nasdaq Top 30 Stocks ETF	0.20%
iShares Nasdaq-100 ex Top 30 ETF	0.20%
iShares National Muni Bond ETF	0.05%
iShares Neuroscience and Healthcare ETF	0.47%
iShares New York Muni Bond ETF	0.09%
iShares Paris-Aligned Climate Optimized MSCI USA ETF	0.10%
iShares Paris-Aligned Climate Optimized MSCI World ex USA ETF	0.12%
iShares Residential and Multisector Real Estate ETF	0.48%
iShares Russell 1000 ETF	0.15%
iShares Russell 2000 BuyWrite ETF	0.20%
iShares Russell 2500 ETF	0.15%
iShares Russell Top 200 ETF	0.15%
iShares Russell Top 200 Value ETF	0.20%
iShares S&P 100 ETF	0.20%
iShares S&P 500 3% Capped ETF	0.15%
iShares S&P 500 BuyWrite ETF	0.22%
iShares S&P 500 ex S&P 100 ETF	0.20%
iShares S&P 500 Growth ETF	0.18%
iShares S&P 500 Value ETF	0.18%
iShares S&P Mid-Cap 400 Value ETF	0.18%
iShares S&P Small-Cap 600 Growth ETF	0.18%
iShares S&P Small-Cap 600 Value ETF	0.18%
iShares Self-Driving EV and Tech ETF	0.47%
iShares Short Duration Bond Active ETF	0.25%
iShares Short Maturity Municipal Bond Active ETF	0.25%
iShares Short-Term National Muni Bond ETF	0.07%
iShares Strategic Metals ETF	0.47%
iShares Systematic Bond ETF	0.25%

iShares Texas Equity ETF	0.20%
iShares Top 20 U.S. Stocks ETF	0.20%
iShares Total USD Fixed Income Market ETF	0.09%
iShares Treasury Floating Rate Bond ETF	0.15%
iShares U.S. Consumer Focused ETF	0.18%
iShares U.S. Equity Factor ETF	0.08%
iShares U.S. Infrastructure ETF	0.30%
iShares U.S. Manufacturing ETF	0.40%
iShares U.S. Power Infrastructure ETF	0.39%
iShares U.S. Small-Cap Equity Factor ETF	0.15%
iShares U.S. Tech Breakthrough Multisector ETF	0.30%
iShares U.S. Tech Independence Focused ETF	0.18%
iShares U.S. Treasury Bond ETF	0.05%
iShares Ultra Short Duration Bond Active ETF	0.08%
iShares US & Intl High Yield Corp Bond ETF	0.40%
iShares US Small Cap Value Factor ETF	0.20%
iShares USD Green Bond ETF	0.20%
iShares Yield Optimized Bond ETF	0.28%

For its investment advisory services to each Fund in the tables below, BFA is entitled to an annual investment advisory fee. The investment advisory fee for each Fund equals the sum of the Fund’s average daily net assets in each tier multiplied by the applicable tier rate.

[Fund in Group VII (iShares China Large-Cap ETF)]

Fund	First $6 billion	Greater than $6 billion to $9 billion	Greater than $9 billion to $12 billion	Greater than $12 billion
iShares China Large-Cap ETF	0.74%	0.67%	0.60%	0.54%

[Fees for iShares MSCI EAFE Value ETF]

Fund	First $3 billion	Greater than $3 billion to $4.5 billion	Greater than $4.5 billion to $6 billion	Greater than $6 billion to $7.5 billion	Greater than $7.5 billion to $9 billion	Greater than $9 billion to $10.5 billion
iShares MSCI EAFE Value ETF	0.400000%	0.380000%	0.361000%	0.343000%	0.325800%	0.309600%
	Greater than $10.5 billion to $12 billion	Greater than $12 billion to $13.5 billion	Greater than $13.5 billion to $15 billion	Greater than $15 billion to $18 billion	Greater than $18 billion to $27 billion	Greater than $27 billion
	0.294100%	0.279300%	0.265300%	0.252000%	0.239400%	0.227430%

[Fees for iShares MSCI EAFE Growth ETF]

Fund	First $3 billion	Greater than $3 billion to $4.5 billion	Greater than $4.5 billion to $6 billion	Greater than $6 billion to $7.5 billion	Greater than $7.5 billion to $9 billion

iShares MSCI EAFE Growth ETF	0.400000%	0.380000%	0.361000%	0.343000%	0.325800%
	Greater than $9 billion to $10.5 billion	Greater than $10.5 billion to $13.5 billion	Greater than $13.5 billion to $19 billion	Greater than $19 billion
	0.309500%	0.294000%	0.279300%	0.265335%

[Fees for iShares MSCI India ETF]

Fund	First $4 billion	Greater than $4 billion to $6 billion	Greater than $6 billion to $8 billion	Greater than $8 billion
iShares MSCI India ETF	0.6500%	0.6175%	0.5867%	0.5573%

[Fees for iShares Future Exponential Technologies ETF]

Fund	First $2 billion	Greater than $2 billion to $3 billion	Greater than $3 billion to $4 billion	Greater than $4 billion
iShares Future Exponential Technologies ETF	0.4700%	0.4465%	0.4242%	0.4030%

For its investment advisory services to each Fund in the tables below, BFA is entitled to an annual investment advisory fee. The investment advisory fee for each Fund equals the sum of the ratio of that Fund’s average daily net assets over the aggregate average daily net assets of the Fund and other Funds in the same Fund Group as indicated in each table below multiplied by the applicable assets in each tier then multiplied by the related tier rate for the Fund indicated in the table.

[Funds in Category I (MSCI Developed Markets Single Country)]

Fund Group: iShares MSCI Australia ETF; iShares MSCI Austria ETF; iShares MSCI Belgium ETF; iShares MSCI Canada ETF; iShares MSCI Eurozone ETF; iShares MSCI France ETF; iShares MSCI Germany ETF; iShares MSCI Hong Kong ETF; iShares MSCI Ireland ETF; iShares MSCI Italy ETF; iShares MSCI Japan ETF; iShares MSCI Japan Small-Cap ETF; iShares MSCI Malaysia ETF; iShares MSCI Mexico ETF; iShares MSCI Netherlands ETF; iShares MSCI New Zealand ETF; iShares MSCI Singapore ETF; iShares MSCI Spain ETF; iShares MSCI Sweden ETF; iShares MSCI Switzerland ETF; and iShares MSCI United Kingdom ETF

Fund	First $7 billion	Greater than $7 billion to $11 billion	Greater than $11 billion to $24 billion	Greater than $24 billion to $48 billion	Greater than $48 billion to $72 billion	Greater than $72 billion to $96 billion	Greater than $96 billion
Each Fund in the Fund Group	0.59%	0.54%	0.49%	0.44%	0.40%	0.36%	0.32%

[Funds in Category II (MSCI Emerging Markets Single Country)]

Fund Group: iShares MSCI Brazil ETF; iShares MSCI Brazil Small-Cap ETF; iShares MSCI Chile ETF; iShares MSCI China ETF; iShares MSCI China Small-Cap ETF; iShares MSCI Indonesia ETF; iShares MSCI Israel ETF; iShares MSCI Peru and Global Exposure ETF; iShares MSCI Philippines ETF; iShares MSCI Poland ETF; iShares MSCI Qatar ETF; iShares MSCI Russia ETF; iShares MSCI South Africa ETF; iShares MSCI South Korea ETF; iShares MSCI Taiwan ETF; iShares MSCI Thailand ETF; iShares MSCI Turkey ETF; iShares MSCI UAE ETF

Fund	First $2 billion	Greater than $2 to $4 billion	Greater than $4 billion to $8 billion	Greater than $8 billion to $16 billion	Greater than $16 billion to $24 billion	Greater than $24 billion to $32 billion	Greater than $32 billion to $40 billion	Greater than $40 billion
Each Fund in the Fund Group	0.7400%	0.6900%	0.6400%	0.5700%	0.5100%	0.4800%	0.4500%	0.4275%

[Funds in Group VIII (Dow Jones Sector)]

Fund Group: iShares U.S. Aerospace & Defense ETF; iShares U.S. Basic Materials ETF; iShares U.S. Broker-Dealers & Securities Exchanges ETF; iShares U.S. Consumer Discretionary ETF; iShares U.S. Consumer Staples ETF; iShares U.S. Energy ETF; iShares U.S. Financial Services ETF; iShares U.S. Financials ETF; iShares U.S. Healthcare ETF; iShares U.S. Healthcare Providers ETF; iShares U.S. Home Construction ETF; iShares U.S. Industrials ETF; iShares U.S. Insurance ETF; iShares U.S. Medical Devices ETF; iShares U.S. Oil & Gas Exploration & Production ETF; iShares U.S. Oil Equipment & Services ETF; iShares U.S. Pharmaceuticals ETF; iShares U.S. Real Estate ETF; iShares U.S. Regional Banks ETF; iShares U.S. Technology ETF; iShares U.S. Telecommunications ETF; iShares U.S. Transportation ETF; and iShares U.S. Utilities ETF

Fund	First $10 billion	Greater than $10 billion to $20 billion	Greater than $20 billion to $30 billion	Greater than $30 billion to $40 billion	Greater than $40 billion to $50 billion	Greater than $50 billion to $60 billion	Greater than $60 billion to $70 billion	Greater than $70 billion
Each Fund in the Fund Group	0.480000%	0.430000%	0.380000%	0.340000%	0.330000%	0.310000%	0.294500%	0.279775%

[Funds in Category IV (MSCI Emerging Markets Multi Country)]

Fund Group: iShares MSCI All Country Asia ex Japan ETF; iShares MSCI BIC ETF; iShares MSCI Emerging Markets ETF; iShares MSCI Emerging Markets Min Vol Factor ETF; and iShares MSCI Emerging Markets Small-Cap ETF

Fund	First $14 billion	Greater than $14 billion to $28 billion	Greater than $28 billion to $42 billion	Greater than $42 billion to $56 billion	Greater than $56 billion to $70 billion	Greater than $70 billion to $84 billion	Greater than $84 billion
iShares MSCI All Country Asia ex Japan ETF	0.75%	0.68%	0.61%	0.54%	0.47%	0.41%	0.35%

iShares MSCI BIC ETF	0.75%	0.68%	0.61%	0.54%	0.47%	0.41%	0.35%

iShares MSCI Emerging Markets ETF	0.75%	0.68%	0.61%	0.54%	0.47%	0.41%	0.35%

iShares MSCI Emerging Markets Min Vol Factor ETF	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%

iShares MSCI Emerging Markets Small-Cap ETF	0.75%	0.68%	0.61%	0.54%	0.47%	0.41%	0.35%

[Funds in Category VI (MSCI International/Global Multi Country)]

Fund Group: iShares MSCI EAFE Min Vol Factor ETF; iShares MSCI Global Min Vol Factor ETF; iShares MSCI ACWI ETF; iShares MSCI ACWI ex U.S. ETF; and iShares MSCI EAFE ETF

Fund	First $30 billion	Greater than $30 billion to $60 billion	Greater than $60 billion to $90 billion	Greater than $90 billion to $120 billion	Greater than $120 to $150 billion	Greater than $150 billion
iShares MSCI EAFE Min Vol Factor ETF	0.2000%	0.2000%	0.2000%	0.2000%	0.2000%	0.2000%
iShares MSCI Global Min Vol Factor ETF	0.2000%	0.2000%	0.2000%	0.2000%	0.2000%	0.2000%
iShares MSCI ACWI ETF	0.3500%	0.3200%	0.2800%	0.2520%	0.2270%	0.2040%
iShares MSCI ACWI ex U.S. ETF	0.3500%	0.3200%	0.2800%	0.2520%	0.2270%	0.2040%
iShares MSCI EAFE ETF	0.3500%	0.3200%	0.2800%	0.2520%	0.2270%	0.2040%

[Funds in Group IX (S&P Global Sectors)]

Fund Group: iShares Expanded Tech Sector ETF; iShares Expanded Tech-Software Sector ETF; iShares Global Clean Energy ETF; iShares Global Comm Services ETF; iShares Global Consumer Discretionary ETF; iShares Global Consumer Staples ETF; iShares Global Energy ETF; iShares Global Financials ETF; iShares Global Healthcare ETF; iShares Global Industrials ETF; iShares Global Infrastructure ETF; iShares Global Materials ETF; iShares Global Tech ETF; iShares Global Timber & Forestry ETF; iShares Global Utilities ETF; iShares North American Natural Resources ETF; iShares Semiconductor ETF; and iShares U.S. Digital Infrastructure and Real Estate ETF

Fund	First $10 billion	Greater than $10 billion to $20 billion	Greater than $20 billion to $30 billion	Greater than $30 billion to $40 billion	Greater than $40 billion to $100 billion	Greater than $100 billion
iShares Expanded Tech Sector ETF	0.480000%	0.430000%	0.380000%	0.342000%	0.307800%	0.292410%
iShares Expanded Tech-Software Sector ETF	0.480000%	0.430000%	0.380000%	0.342000%	0.307800%	0.292410%

iShares Global Clean Energy ETF	0.480000%	0.430000%	0.380000%	0.342000%	0.307800%	0.292410%
iShares Global Comm Services ETF	0.480000%	0.430000%	0.380000%	0.342000%	0.307800%	0.292410%
iShares Global Consumer Discretionary ETF	0.480000%	0.430000%	0.380000%	0.342000%	0.307800%	0.292410%
iShares Global Consumer Staples ETF	0.480000%	0.430000%	0.380000%	0.342000%	0.307800%	0.292410%
iShares Global Energy ETF	0.480000%	0.430000%	0.380000%	0.342000%	0.307800%	0.292410%
iShares Global Financials ETF	0.480000%	0.430000%	0.380000%	0.342000%	0.307800%	0.292410%
iShares Global Healthcare ETF	0.480000%	0.430000%	0.380000%	0.342000%	0.307800%	0.292410%
iShares Global Industrials ETF	0.480000%	0.430000%	0.380000%	0.342000%	0.307800%	0.292410%
iShares Global Infrastructure ETF	0.480000%	0.430000%	0.380000%	0.342000%	0.307800%	0.292410%
iShares Global Materials ETF	0.480000%	0.430000%	0.380000%	0.342000%	0.307800%	0.292410%
iShares Global Tech ETF	0.480000%	0.430000%	0.380000%	0.342000%	0.307800%	0.292410%
iShares Global Timber & Forestry ETF	0.480000%	0.430000%	0.380000%	0.342000%	0.307800%	0.292410%
iShares Global Utilities ETF	0.480000%	0.430000%	0.380000%	0.342000%	0.307800%	0.292410%
iShares North American Natural Resources ETF	0.480000%	0.430000%	0.380000%	0.342000%	0.307800%	0.292410%
iShares Semiconductor ETF	0.350000%	0.350000%	0.350000%	0.342000%	0.307800%	0.292410%
iShares U.S. Digital Infrastructure and Real Estate ETF	0.480000%	0.430000%	0.380000%	0.342000%	0.307800%	0.292410%

[Funds in Group X (2012 Equity)]

Fund Group: iShares Latin America 40 ETF, iShares MSCI Pacific ex Japan ETF, iShares Preferred and Income Securities ETF, iShares Russell 2000 ETF, iShares Russell 2000 Growth ETF, iShares Russell 2000 Value ETF, and iShares Select Dividend ETF

Fund	First $46 billion	Greater than $46 billion to $81 billion	Greater than $81 billion to $111 billion	Greater than $111 billion to $141 billion	Greater than $141 billion to $171 billion	Greater than $171 billion
iShares Latin America 40 ETF	0.5000%	0.475000%	0.451250%	0.428687%	0.407253%	0.386890%
iShares MSCI Pacific ex Japan ETF	0.5000%	0.475000%	0.451250%	0.428687%	0.407253%	0.386890%
iShares Preferred and Income Securities ETF	0.4800%	0.456000%	0.433200%	0.411540%	0.390963%	0.371400%
iShares Russell 2000 ETF	0.2000%	0.190000%	0.180500%	0.171475%	0.162901%	0.154756%
iShares Russell 2000 Growth ETF	0.2500%	0.237500%	0.225625%	0.214343%	0.203626%	0.193445%
iShares Russell 2000 Value ETF	0.2500%	0.237500%	0.225625%	0.214343%	0.203626%	0.193445%
iShares Select Dividend ETF	0.4000%	0.380000%	0.361000%	0.342950%	0.325802%	0.309512%

[Funds in Group XI (2012 Fixed Income)]

Fund Group: iShares iBoxx $ High Yield Corporate Bond ETF and iShares J.P. Morgan USD Emerging Markets Bond ETF

Fund	First $19 billion	Greater than $19 billion to $33 billion	Greater than $33 billion to $47 billion	Greater than $47 billion
iShares iBoxx $ High Yield Corporate Bond ETF	0.5000%	0.475000%	0.451250%	0.428687%
iShares J.P. Morgan USD Emerging Markets Bond ETF	0.4000%	0.380000%	0.361000%	0.342950%

[Funds in Group XII (2013)]

Fund Group: iShares 1-5 Year Investment Grade Corporate Bond ETF, iShares 5-10 Year Investment Grade Corporate Bond ETF, iShares 10+ Year Investment Grade Corporate Bond ETF, iShares Biotechnology ETF, iShares Select U.S. REIT ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares MBS ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value ETF, iShares S&P Mid-Cap 400 Growth ETF, and iShares TIPS Bond ETF

Fund	First $121 billion	Greater than $121 billion to $181 billion	Greater than $181 billion to $231 billion	Greater than $231 billion to $281 billion	Greater than $281 billion
iShares 1-5 Year Investment Grade Corporate Bond ETF	0.0400%	0.040000%	0.040000%	0.040000%	0.040000%
iShares 5-10 Year Investment Grade Corporate Bond ETF	0.0400%	0.040000%	0.040000%	0.040000%	0.040000%
iShares 10+ Year Investment Grade Corporate Bond ETF	0.0400%	0.040000%	0.040000%	0.040000%	0.040000%
iShares Biotechnology ETF	0.4800%	0.456000%	0.433200%	0.411540%	0.390963%
iShares Select U.S. REIT ETF	0.3500%	0.332500%	0.315875%	0.300081%	0.285077%
iShares iBoxx $ Investment Grade Corporate Bond ETF	0.1500%	0.142500%	0.135375%	0.128606%	0.122175%
iShares MBS ETF	0.0400%	0.038000%	0.036100%	0.034295%	0.032580%
iShares Russell 1000 Growth ETF	0.2000%	0.190000%	0.180500%	0.171475%	0.162901%
iShares Russell 1000 Value ETF	0.2000%	0.190000%	0.180500%	0.171475%	0.162901%
iShares Russell Mid-Cap ETF	0.2000%	0.190000%	0.180500%	0.171475%	0.162901%
iShares Russell Mid-Cap Growth ETF	0.2500%	0.237500%	0.225625%	0.214343%	0.203626%

iShares Russell Mid-Cap Value ETF	0.2500%	0.237500%	0.225625%	0.214343%	0.203626%
iShares S&P Mid-Cap 400 Growth ETF	0.1800%	0.171000%	0.162400%	0.154300%	0.146500%
iShares TIPS Bond ETF	0.2000%	0.190000%	0.180500%	0.171475%	0.162901%

[Funds in Group XIII (2014)]

Fund Group: iShares Europe ETF, iShares International Select Dividend ETF, and iShares MSCI EAFE Small-Cap ETF

Fund	First $12 billion	Greater than $12 billion to $18 billion	Greater than $18 billion to $24 billion	Greater than $24 billion to $30 billion	Greater than $30 billion
iShares Europe ETF	0.6000%	0.570000%	0.541500%	0.514425%	0.488703%
iShares International Select Dividend ETF	0.5000%	0.475000%	0.451250%	0.428687%	0.407253%
iShares MSCI EAFE Small-Cap ETF	0.4000%	0.380000%	0.361000%	0.342950%	0.325802%

[Fees for iShares Russell 3000 ETF]

Fund	First $15 billion	Greater than $15 billion
iShares Russell 3000 ETF	0.2000%	0.1900%

[Fees for iShares Russell Top 200 Growth ETF]

Fund	First $13 billion	Greater than $13 billion
iShares Russell Top 200 Growth ETF	0.2000%	0.1900%